SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     April 28, 2004
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                          Varian Medical Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




              Delaware                    1-7598                 94-2359345
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    (State or Other Jurisdiction     (Commission File          (IRS Employer
          of Incorporation)              Number)             Identification No.)


3100 Hansen Way, Palo Alto, CA                                  94304-1030
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code       (650) 493-4000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.

                  99.1 Press Release dated April 28, 2004 regarding Varian Medical Systems, Inc.'s announcement that: Varian Medical Systems Reports Record Performance for Second Quarter of Fiscal 2004; Raises Earnings Estimate for the Fiscal Year.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

         (a) On April 28, 2004, Varian Medical Systems, Inc. issued a press release announcing that: Varian Medical Systems Reports Record Performance for Second Quarter of Fiscal 2004; Raises Earnings Estimate for the Fiscal Year.

         A copy of the press release is attached as Exhibit 99.1.




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


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Varian Medical Systems, Inc.


                                  By:  /s/ JOSEPH B. PHAIR
                                     ---------------------
                                  Name:   Joseph B. Phair
                                  Title:  Vice President, Administration,
                                          General Counsel and Secretary



Dated:  April 28, 2004


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



                                  EXHIBIT INDEX



        Number                  Exhibit
        ------                  --------
         99.1 Press Release dated April 28, 2004 regarding Varian Medical Systems, Inc.'s announcement that: Varian Medical Systems Reports Record Performance for Second Quarter of Fiscal 2004; Raises Earnings Estimate for the Fiscal Year.